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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT


Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):    August 1, 2003


                              JLG INDUSTRIES, INC.
             (Exact name of registrant as specified in its charter)

                         Commission file number: 0-12123

              PENNSYLVANIA                                      25-1199382
    (State or other jurisdiction of                          (I.R.S. Employer
     incorporation or organization)                         Identification No.)


    1 JLG DRIVE, MCCONNELLSBURG, PA                             17233-9533
(Address of principal executive offices)                        (Zip Code)



              Registrant's telephone number, including area code:
                                 (7l7) 485-5161


                                 Not Applicable
          (Former name or former address, if changed since last report)



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Item 2. Acquisition or Disposition of Assets.

        (a) On August 1, 2003, JLG Industries, Inc. (the "Company") completed its previously announced acquisition of the OmniQuip business unit ("OmniQuip") of Textron Inc. through an acquisition of assets from Trak International, Inc., including all operations relating to the Sky Trak and Lull brand telehandler products. The purchase price for the acquisition was $100 million, with $90 million paid in cash at closing and $10 million paid in the form of an unsecured subordinated promissory note due on the second anniversary of the closing date. Sales for the purchased operations in calendar year 2002 totaled approximately $217 million. The acquisition was financed with proceeds from the sale of the Company's $125 million senior unsecured notes and a $10 million unsecured subordinated promissory note in favor of Trak International, Inc. and due on the second anniversary of the closing date.

        (b) QmniQuip manufactures and markets multi-brand telescopic material handlers and is North America's leading producer of telescopic material handlers used in numerous applications by commercial and residential building contractors, as well as by customers in other construction, military and agricultural markets. OmniQuip is also a key supplier of telescopic material handlers to the U.S Army.

Item 5. Other Events and Regulation FD Disclosure.

        On July 8, 2003, the Company entered into amendments to its $150 million revolving credit facility to change the administrative agent bank from Wachovia to SunTrust Bank, to authorize the OmniQuip transaction and certain debt and liens that would be incurred thereby, to modify certain financial covenants to give it greater operating flexibility, and to change the termination date of the facility from June 18, 2004 to December 31, 2003. Simultaneously, the Company entered into parallel amendments to its $25 million overdraft facility.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

        (a)     Financial statements of business acquired.

                Audited financial statements of OmniQuip will be filed with the Securities and Exchange Commission as an amendment to this Report on or about October 14, 2003.

        (b)     Pro forma financial information.

                Pro forma financial information will be filed with the Securities and Exchange Commission as an amendment to the Report on or about October 14, 2003.

        (c)     Exhibits.

                        2 Purchase and Sale Agreement, dated as of July 7, 2003, by and among TRAK International, Inc., Textron Inc., JLG Acquisition Corporation, and JLG Industries, Inc., which appears as Exhibit 2 to the Company's Form S-4 (File No. 333-107468 -- filed July 30, 2003), is hereby incorporated by reference.



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                        10      Amendment number four and waiver under Amended
                                and Restated Credit Agreement, dated July 8,
                                2003, by and among, JLG Industries, Inc., JLG Equipment Services, Inc., JLG Manufacturing, LLC, Fulton International, Inc., Gradall Industries, Inc., The Gradall Company, Access Financial Solutions, Inc., JLG Europe BV, JLG Manufacturing Europe BVBA as Borrowers, the Lenders (as defined herein), Wachovia Bank, National Association, as Administrative Agent and Documentation Agent, and Bank One, Michigan, as Syndication Agent, which appears as Exhibit 10 to the Company's Form S-4 (File No. 333-107468 -- filed July 30, 2003), is hereby incorporated by reference.

                        99.1 Press release of JLG Industries, Inc. dated July 8, 2003, which appears as Exhibit 99.1 to the Company's Form 8-K (File No. 1-12123 -- filed July 8, 2003), is hereby incorporated by reference.

                        99.2 Press release of JLG Industries, Inc. dated August 4, 2003.



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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                JLG INDUSTRIES, INC.
                                                (Registrant)



Date: August 15, 2003                           /s/ James H. Woodward, Jr.
                                                -------------------------------
                                                James H. Woodward, Jr.
                                                Executive Vice President and
                                                Chief Financial Officer



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                                  EXHIBIT INDEX

Exhibit No.             Description
-----------             -----------

2 Purchase and Sale Agreement, dated as of July 7, 2003, by and among TRAK International, Inc., Textron Inc., JLG
                        Acquisition Corporation, and JLG Industries, Inc., which appears as Exhibit 2 to the Company's Form S-4 (File No.
                        333-107468 -- filed July 30, 2003), is hereby
                        incorporated by reference.

10 Amendment number four and waiver under Amended and Restated Credit Agreement, dated July 8, 2003, by and among, JLG Industries, Inc., JLG Equipment Services,
                        Inc., JLG Manufacturing, LLC, Fulton International,
                        Inc., Gradall Industries, Inc., The Gradall Company,
                        Access Financial Solutions, Inc., JLG Europe BV, JLG
                        Manufacturing Europe BVBA as Borrowers, the Lenders (as defined herein), Wachovia Bank, National Association, as
                        Administrative Agent and Documentation Agent, and Bank
                        One, Michigan, as Syndication Agent, which appears as
                        Exhibit 10 to the Company's Form S-4 (File No.
                        333-107468 -- filed July 30, 2003), is hereby
                        incorporated by reference.

99.1                    Press release of JLG Industries, Inc. dated July 8,
                        2003, which appears as Exhibit 99.1 to the Company's
                        Form 8-K (File No. 1-12123 -- filed July 8, 2003), is hereby incorporated by reference.

99.2                    Press release of JLG Industries, Inc. dated August 4,
                        2003.




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